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                                                                   EXHIBIT 10.18



                              [TEPPCO LETTERHEAD]


                                 FIFTH AMENDMENT
                                       TO
                           CRUDE OIL PURCHASE CONTRACT

THIS FIFTH AMENDMENT TO CRUDE OIL PURCHASE CONTRACT the ("Amendment") is entered into on November 5, 2001 by and between Coho Oil & Gas, Inc. ("Coho") and TEPPCO Crude Oil, L.P. ("TCO").

                                    RECITALS

A. Coho and TCO are the parties to that certain Crude Oil Purchase Contract COH-P00102117-M dated September 20, 2000, which has been previously amended (as amended, the "Original Agreement").

B. Coho and TCO desire to amend the Original Agreement to reflect that effective October 1, 2001, the provisions entitled "Price" and Term" on the front page of the Original Agreement have changed.

FOR GOOD AND VALUABLE CONSIDERATION, the parties hereto agree as follows:

1. The provision entitled "Price" on the front page of the Original Agreement is hereby amended as follows:

      The simple monthly average of the daily settlement price of the NYMEX crude oil contract, during the month of delivery (Nymex trading days only) deemed 40 degrees and deemed delivered in equal daily quantities minus the amounts shown on Exhibit A, Amendment 5 and Exhibit B, Amendment 5.

2. The provision entitled "Term" on the front page of the Original Agreement is hereby amended as follows:
      Commencing October 1, 2001 through September 30, 2002, thereafter month to month until either party provides a thirty (30) days advance written notice of cancellation.

3. Except as modified and amended herein, the terms and provisions of the Original Agreement shall remain in full force and effect and are ratified hereby.

THE PARTIES HERETO have executed this Amendment as of the day and year first above written, but to be effective October 1, 2001.

COHO OIL & GAS, INC.

By: /s/ GARY L. PITTMAN
    ---------------------------
Name: Gary L. Pittman
     --------------------------
Title: CFO
      -------------------------

TEPPCO CRUDE OIL, L.P.

By TEPPCO Crude GP, LLC,
Its general partner

By: /s/ D. GREGORY SCOTT
    ------------------------------
    D. Gregory Scott
    Vice President Crude Supply